Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT
This Amendment No. 2 to Credit Agreement (this "Amendment"), dated as of August 17, 2012 (the "Amendment Effective Date"), is entered into by TESORO LOGISTICS LP, a Delaware limited partnership (the "Borrower"), the lenders party hereto, BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent") and L/C Issuer, and for purposes of Section 6 hereof, the Subsidiary Guarantors (as defined in the Credit Agreement defined below).
INTRODUCTION
Reference is made to the Credit Agreement dated as of April 26, 2011 (as modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (collectively, the "Lenders" and individually, a "Lender"), and the Administrative Agent.
The Borrower has requested, and the Administrative Agent and the Required Lenders have agreed, to make certain amendments to the Credit Agreement on the terms and conditions set forth herein.
THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Required Lenders, and the Administrative Agent hereby agree as follows:
Section 1:    Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2:    Amendment of Credit Agreement.

(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:

"Consolidated Senior Secured Indebtedness" means all Consolidated Funded Indebtedness that is secured by a Lien on any property or assets of the Borrower or any Subsidiary.
"Consolidated Senior Secured Leverage Ratio" means, as of any date of determination, the ratio of (a) Consolidated Senior Secured Indebtedness as of such date to (b) Consolidated EBITDA of the Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period.
"Qualified Notes Offering" means any issuance by the Borrower of unsecured Indebtedness (i) that satisfies the requirements of Section 7.02(h) and (ii) the gross proceeds of which equal at least $200,000,000.
(b)    Section 7.11 of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

7.11    Financial Covenants. (a) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than 2.50 to 1.00.
(b)    Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio at any time during any period of four fiscal quarters of the Borrower to be greater than (i) prior to the consummation of a Qualified Notes Offering, (A) during a Specified Acquisition Period, 4.50 to 1.00, and (B) at all other times, 4.00 to 1.00, and (ii) upon and after the consummation of a Qualified Notes Offering, 5.00 to 1.00.
(c)    Consolidated Senior Secured Leverage Ratio. Upon and after the consummation of a Qualified Notes Offering, permit the Consolidated Senior Secured Leverage Ratio at any time during any period of four fiscal quarters of the Borrower to be greater than 3.50 to 1.00.
(c)    The Credit Agreement is hereby amended by replacing Exhibit C in its entirety with Exhibit C attached hereto.

Section 3.     Representations and Warranties. The Borrower represents and warrants that (a) the execution, delivery, and performance of this Amendment by the Borrower are within the corporate or equivalent power and authority of the Borrower and have been duly authorized by all necessary corporate or other organizational action, (b) this Amendment and the Credit Agreement as amended hereby constitute legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally or by general principles of equity, (c) the representations and warranties of the Borrower and each other Loan Party contained in each Loan Document are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 3(c) the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively, (d) no Default exists or will result from this Amendment, and (e) the Liens under the Collateral Documents are valid and subsisting.

Section 4.    Effect on Credit Documents. Except as amended herein, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Administrative Agent's or any Lender's rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated. The Borrower acknowledges and agrees that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement or any other Loan Document. This Amendment is a Loan Document for the purposes of the provisions of the other

Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Loan Documents (subject to any applicable materiality thresholds and/or cure periods).

Section 5.    Effectiveness. This Amendment shall become effective, and the Credit Agreement shall be amended as provided for herein as of the Amendment Effective Date, upon the satisfaction of the following conditions:

(a)    the Administrative Agent (or its counsel) shall have received counterparts hereof duly executed and delivered by a duly authorized officer of the General Partner acting on behalf of the Borrower and by the Lenders whose consent is required to effect the amendments contemplated hereby; and

(b)    the Administrative Agent shall have received, or shall concurrently receive (i) for the account of each Lender executing this Amendment by 5:00 p.m. (Central time) on August 17, 2012, an amendment fee equal to 10 basis points on the principal amount of such Lender's Commitment as of such date, and (ii) for the account of the applicable Person, payment of all other fees payable in connection with this Amendment.

Section 6.     Reaffirmation of Guaranty. By its signature hereto, each Subsidiary Guarantor represents and warrants that such Subsidiary Guarantor has no defense to the enforcement of the Subsidiary Guaranty, and that according to its terms the Subsidiary Guaranty will continue in full force and effect to guaranty the Borrower's obligations under the Credit Agreement and the other amounts described in the Subsidiary Guaranty following the execution of this Amendment.

Section 7.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8.    Miscellaneous. The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment. This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier or other electronic imaging means.

Section 9.    ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follows.]

EXECUTED as of the first date above written.

TESORO LOGISTICS LP

By:	TESORO LOGISTICS GP, LLC, its
general partner

By:	/s/ TRACY D. JACKSON
Name:	Tracy D. Jackson
Title:	VP and Treasurer

TESORO LOGISTICS OPERATIONS LLC

By:	TESORO LOGISTICS LP, its
sole member

By:	TESORO LOGISTICS GP, LLC, its
general partner

By:	/s/ TRACY D. JACKSON
Name:	Tracy D. Jackson
Title:	VP and Treasurer

TESORO HIGH PLAINS PIPELINE
COMPANY LLC

By:	TESORO LOGISTICS LP, its
sole member

By:	TESORO LOGISTICS GP, LLC, its
general partner

By:	/s/ TRACY D. JACKSON
Name:	Tracy D. Jackson
Title:	VP and Treasurer

Signature Page to Amendment No. 2 to Credit Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ ALAN TAPLEY
Name:	Alan Tapley
Title:	Assistant Vice President

Signature Page to Amendment No. 2 to Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By:	/s/ RONALD E. MCKAIG
Name:	Ronald E. McKaig
Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

WELLS FARGO BANK, NATIONAL
ASSOCIATION

By:	/s/ MICHAEL REAL
Name:	Michael Real
Title:	Director

Signature Page to Amendment No. 2 to Credit Agreement

CITIBANK, N.A.

By:	/s/ MICHAEL ZELLER
Name:	Michael Zeller
Title:	Vice President

Signature Page to Amendment No. 2 to Credit Agreement

DEUTSCHE BANK TRUST COMPANY
AMERICAS

By:	/s/ MICHAEL GETZ
Name:	Michael Getz
Title:	Vice President

By:	/s/ MARCUS M. TARKINGTON
Name:	Marcus M. Tarkington
Title:	Director

Signature Page to Amendment No. 2 to Credit Agreement

ROYAL BANK OF CANADA

By:	/s/ JASON S. YORK
Name:	Jason S. York
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Credit Agreement

CREDIT SUISSE AG, CAYMEN ISLANDS
BRANCH

By:	/s/ MIKHAIL FAYBUSOVICH
Name:	Mikhail Faybusovich
Title:	Director

By:	/s/ VIPUL DHADDA
Name:	Vipul Dhadda
Title:	Associate

Signature Page to Amendment No. 2 to Credit Agreement

JPMORGAN CHASE BANK, N.A.

By:	/s/ THOMAS OKAMOTO
Name:	Thomas Okamoto
Title:	Authorized Officer

Signature Page to Amendment No. 2 to Credit Agreement

SUNTRUST BANK

By:	/s/ CARMEN MALIZIA
Name:	Carmen Malizia
Title:	Vice President

Signature Page to Amendment No. 2 to Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ TODD VAUBEL
Name:	Todd Vaubel
Title:	Authorised Signatory

Signature Page to Amendment No. 2 to Credit Agreement

RAYMOND JAMES BANK, N.A.

By:	/s/ SCOTT G. AXELROD
Name:	Scott G. Axelrod
Title:	Vice President

Signature Page to Amendment No. 2 to Credit Agreement

BARCLAYS BANK PLC

By:	/s/ MICHAEL J. MOZER
Name:	Michael J. Mozer
Title:	Vice President

Signature Page to Amendment No. 2 to Credit Agreement

AMEGY BANK, NATIONAL
ASSOCIATION

By:	/s/ WILLIAM B. ROBINSON
Name:	William B. Robinson
Title:	Vice President

Signature Page to Amendment No. 2 to Credit Agreement

REGIONS BANK

By:	/s/ DAVID VALENTINE
Name:	David Valentine
Title:	Vice President

Signature Page to Amendment No. 2 to Credit Agreement

COMERICA BANK

By:	/s/ GERALD R. FINNEY JR.
Name:	Gerald R. Finney Jr.
Title:	Vice President

Signature Page to Amendment No. 2 to Credit Agreement

ONEWEST BANK, FSB

By:	/s/ SEAN M. MURPHY
Name:	Sean M. Murphy
Title:	Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ JONATHAN PARKER
Name:	Jonathan Parker
Title:	Assistant Vice President

Signature Page to Amendment No. 2 to Credit Agreement

UBS LOAN FINANCE LLC

By:	/s/ MARY E. EVANS
Name:	Mary E. Evans
Title:	Associate Director Banking Products Services, US

By:	/s/ DAVID URBAN
Name:	David Urban
Title:	Associate Director Banking Products Services, US

Signature Page to Amendment No. 2 to Credit Agreement

EXHIBIT C
FORM OF COMPLIANCE CERTIFICATE
[See Attached]

Exhibit C to Credit Agreement - Form of Compliance Certificate

EXHIBIT C
FORM OF COMPLIANCE CERTIFICATE
Financial Statement Date: ________, ____

To:    Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Credit Agreement, dated as of April 26, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Tesoro Logistics LP, a Delaware limited partnership (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer.
The undersigned Financial Officer1 hereby certifies as of the date hereof that he/she is the ___________________________________ of the Borrower, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of the Borrower, and that:
[Use following paragraph 1 for fiscal year-end financial statements]
1.    The Borrower has delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]
2.    The Borrower has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations, partners' capital, retained earnings and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

3.    The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements.

4.    A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to
_________________________
1     This certificates should be from the chief executive officer, chief financial officer, treasurer or controller of the Borrower.

Exhibit C to Credit Agreement – Form of Compliance Certificate

determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned, during such fiscal period the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]
--or--
[to the best knowledge of the undersigned, the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]
5.    The representations and warranties of the Borrower contained in Article V of the Agreement and all representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

6.    The financial covenant analyses and information set forth on Schedules 1 and 2 attached hereto are true and accurate on and as of the date of this Compliance Certificate.

Exhibit C to Credit Agreement – Form of Compliance Certificate

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of _________________, __________.

TESORO LOGISTICS LP

By:	TESORO LOGISTICS GP, LLC, its
general partner

By:
Name:
Title:

Exhibit C to Credit Agreement – Form of Compliance Certificate

For the Quarter/Year ended ___________________, ____ ("Statement Date")

SCHEDULE 1
to the Compliance Certificate
($ in 000's)

I.	Section 7.11(a) - Consolidated Interest Coverage Ratio.

	A.	Consolidated EBITDA for Measurement Period ending on the Statement Date ("Subject Period") calculated pursuant to attached Schedule 2:	$______

	B.	Consolidated Interest Charges for Subject Period:	$______

	C.	Consolidated Interest Coverage Ratio (Line I.A. ÷ Line I.B):	____ to 1

		Minimum required:	2.50 to 1

II.	Section 7.11(b) - Consolidated Leverage Ratio.

	A.	Consolidated Funded Indebtedness at Statement Date	$______

	B.	Consolidated EBITDA for Subject Period (Line I.A. above):	$______

	C.	Consolidated Leverage Ratio (Line II.A ÷ Line II.B):	____ to 1

		Prior to consummation of a Qualified Notes Offering: Specified Acquisition Period Applicable: Upon or after consummation of a Qualified Notes Offering:	☐ Yes ☐ No Yes No Yes No

		Maximum permitted:	[4.50 to 1] / [4.00 to 1] / [5.00 to 1]

Exhibit C to Credit Agreement – Form of Compliance Certificate

Four Fiscal Quarters Ending	Maximum Consolidated Leverage Ratio

Prior to consummation of a Qualified Notes Offering and during a Specified Acquisition Period	4.50 to 1

All other times prior to consummation of a Qualified Notes Offering	4.00 to 1
Upon and after consummation of a Qualified Notes Offering	5.00 to 1

III.	Section 7.11(c) - Consolidated Senior Secured Leverage Ratio.

	A.	Consolidated Senior Secured Indebtedness at Statement Date	$______

	B.	Consolidated EBITDA for Subject Period (Line I.A. above):	$______

	C.	Consolidated Senior Secured Leverage Ratio (Line III.A ÷ Line III.B):	____ to 1

		Maximum permitted upon and after consummation of a Qualified Notes Offering:	☐ 3.50 to 1

Exhibit C to Credit Agreement – Form of Compliance Certificate

For the Quarter/Year ended ___________________, ____ ("Statement Date")

SCHEDULE 2
to the Compliance Certificate
($ in 000's)

Consolidated EBITDA
(in accordance with the definition of Consolidated EBITDA
as set forth in the Agreement)

Consolidated EBITDA	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Twelve Months Ended __________
Consolidated Net Income
+ Consolidated Interest Charges
+ income taxes
+ depreciation expense
+ amortization expense
+ permitted Acquisition or Disposition expenses in an aggregate amount not to exceed 10% of most recent Consolidated EBITDA
+ non-recurring non-cash expenses
- income tax credits
- non-cash income
= Consolidated EBITDA

Exhibit C to Credit Agreement – Form of Compliance Certificate